                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            __________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                            __________________________



     Date of Report (Date of earliest event reported)    October 17, 1995
                                                        --------------------
                             AUTOTOTE CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                                          81-0422894
-------------------------                              --------------------
(State or other jurisdic-                              (I.R.S. Employer
 tion of incorporation or                              Identification No.)
 organization)


                                    0-13063
                           ------------------------
                           (Commission File Number)

750 Lexington Avenue
25th Floor
New York, New York                                          10022
--------------------------                               ----------
(Address of principal                                    (Zip Code)
 executive offices)


Registrant's telephone number, including area code (212) 754-2233
                                                   ---------------

888 Seventh Avenue
New York, New York                                       10106-1894
--------------------------                               ----------
(Former Address,
if changed since last report)

                                                               Page 1 of 5 Pages

                                                         Exhibit Index on Page 4

ITEM 5.  OTHER EVENTS.
---------------------

          Attached as an exhibit hereto is the press release dated October 19, 1995 of Autotote Corporation, which is being filed under cover of this Current Report on Form 8-K pursuant to Rule 135c(d) of the Securities Act of 1933, as amended.

                                       2                       Page 2 of 5 Pages

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 31, 1995


                                 AUTOTOTE CORPORATION
                                   (Registrant)


                                 By: /s/ Martin E. Schloss
                                    -------------------------------------------
                                    Martin E. Schloss
                                    Vice President, General Counsel & Secretary

                                       3                       Page 3 of 5 Pages
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                                 EXHIBIT INDEX
                                 -------------


                                                   Page
                                                   ----
99.1    -    Press Release dated October 19, 1995     5


                                      4                        Page 4 of 5 Pages